Ehibit 21

                         SUBSIDIARIES OF THE REGISTRANT


Subsidiaries of the Registrant:
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

                        Name                            Ownership     State of Organization     Other Names
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
1. Marvel Characters, Inc.                                 100%              Delaware              None
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2. Marvel Entertainment Group, Inc.                        100%              Delaware              None
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3. Marvel Sales Corp.                                      100%              Delaware              None
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4. MRV, Inc.                                               100%              Delaware              None
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5. Spider-Man Merchandising LP                             50%               Delaware              None
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6. Compania de Juguetes Mexicanos, S.A. de C.V.            99%                Mexico               None
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7. Marvel Enterprises International Limited                100%           United Kingdom           None
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8. Toy Biz International Limited                           99%              Hong Kong              None
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9. Marvel Enterprises Japan K. K.                          100%               Japan                None
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